SELIGMAN

                                                   ------- o -------
                                                        QUALITY
                                                   ------- o -------

                                                       MUNICIPAL
                                                      FUND, INC.


                                                  [GRAPHIC OMITTED]


Seligman Quality Municipal Fund, Inc.
             MANAGED BY

           [LOGO OMITTED]
       J. & W. SELIGMAN & CO.
            INCORPORATED
  Investment Managers and Advisors
          ESTABLISHED 1864
 100 PARK AVENUE, NEW YORK, NY 10017                [LOGO OMITTED]
          www.seligman.com
                                                 FIRST QUARTER REPORT
                     CESQF3a  1/2001               JANUARY 31, 2001


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TO THE STOCKHOLDERS

For the fiscal quarter ended January 31, 2001, Seligman Quality Municipal Fund delivered a total return of 9.20% based on market price and 5.16% based on net asset value. Its yield at quarter-end, based on market price, remained competitive at 5.49%. For investors in higher tax brackets, the Fund's yield was particularly attractive -- at period-end, its taxable equivalent yield was 9.09%, based on a federal tax bracket of 39.6%. Preferred Stockholders in Series A and Series B of the Fund were paid dividends at annual rates ranging from 3.95% to 5.00%.

   During this fiscal quarter, the US economy slowed considerably. For the last three months of 2000, the economy grew at a sluggish annual rate of 1.1%. This was dramatically down from the same period last year, when the economy grew at a robust annual rate of 8.3%.

   This sharp slowdown in economic activity caused investors to believe that the Federal Reserve Board would lower interest rates in an attempt to avoid a recession. More than meeting expectations, the Fed delivered with two back-to-back interest-rate reductions of 50 basis points each in January 2001. These actions, as well as investors' expectations for additional rate cuts, sent yields considerably lower. During the Fund's first fiscal quarter, the yield on the 10-year US Treasury bond fell 64 basis points, from 5.75% on October 31, 2000, to 5.11% on January 31, 2001.

   During the past fiscal quarter, your Fund's portfolio management team anticipated declining long-term interest rates. To take advantage of this, the team sought to lock in higher rates, and possibly benefit from price appreciation, by purchasing longer maturity bonds with call protection. This decision benefited the Fund during the period under review, and we anticipate that the Fund will continue to benefit from these actions as long as interest rates are declining.

   We believe the economy will experience minimum or no growth over the short term. The Fed will likely attempt to spark additional growth with further interest-rate reductions, which should eventually benefit the economy. The bond markets, however, should benefit from these rate cuts much sooner. Meanwhile, the municipal market is enjoying very positive fundamentals. Last year, credit-rating upgrades exceeded downgrades for the fifth year in a row. We believe this positive trend will continue.

   We thank you for your continued support of Seligman Quality Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's performance history and the portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                           /s/ Thomas G. Moles
                           -------------------
                           Thomas G. Moles
                           President

February 28, 2001

                                                                               1
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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


[PHOTO OMITTED]
SELIGMAN MUNICIPALS TEAM: (FROM LEFT) EILEEN COMERFORD, AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, THOMAS G. MOLES (PORTFOLIO MANAGER)

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND OVER THE PAST THREE MONTHS?

   The Federal Reserve Board's ongoing efforts to slow the economy to a more sustainable rate of growth began to show results in the second half of 2000. At this time, the municipal market enjoyed a period of stability as long-term yields fluctuated within a narrow trading range through Seligman Quality Municipal Fund's year-end on October 31, 2000.

   During the Fund's first fiscal quarter of 2001, overall economic conditions took a turn for the worse, particularly in the manufacturing sector. Consumer confidence, already undermined by high stock market volatility and rising energy prices, was further shaken by the uncertainty surrounding the US presidential election in November 2000. In response to these deteriorating conditions, the Fed cut interest rates by 50 basis points in a surprise vote taken on January 3, 2001. Then again on January 31, 2001, during its regularly scheduled meeting, the Fed cut rates by an additional 50 basis points. The Fed's actions were attempts to restore investor confidence, and to avert a sharp and possibly prolonged economic downturn.

   During this fiscal quarter, as investors anticipated lower rates and as short-term rates were cut, long-term municipal yields fell sharply. This sparked a flurry of municipal bond issuance, which is expected to continue as long as the interest-rate environment remains favorable. Long-term municipal bonds continued to trade at yields that were high relative to US Treasury bonds, making an investment in municipal securities attractive even for investors in lower tax brackets. For much of the past fiscal quarter, municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, exceeded those of the 10-year US Treasury bond.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

   Seligman Quality Municipal Fund's investment strategy reflected our view that long-term interest rates would continue to decline. During the fiscal quarter, we reduced the Fund's holdings of short-call bonds, which are defensive securities, and replaced them with long maturity bonds with 10-year call protection. We increased the Fund's previously modest holdings in housing due to the attractive yields that were available in that sector. At period-end, the transportation sector, which is comprised of airports, port facilities, and highway systems, was the Fund's largest sector weighting. While our outlook for the industry remains positive because of stable credit trends and the critical need, as well as public support, for infrastructure investment throughout the US, we were compelled to reduce the Fund's exposure to the sector because it had become overweighted.


2

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

   The decade-long economic expansion in the US has strengthened the financial health of the nation's states, cities, and municipalities, which place them in a better position to withstand the effects of an economic downturn. Lower-rated bonds are generally least able to weather long-term economic weakness. Seligman Quality Municipal Fund's emphasis on insured, triple-A rated bonds should help to insulate the Fund from possible future deterioration in the creditworthiness of municipal issuers.

WHAT IS YOUR OUTLOOK?

   The outlook for the US economy has undergone a dramatic shift over the past several months. While economic data confirms that growth is contracting, projections differ as to the severity and duration of the slowdown. We are hopeful that aggressive action by the Fed will result in an economic "soft landing" in 2001. Despite this economic uncertainty, we remain optimistic about the prospects for the municipal market. The positive municipal market fundamentals that have characterized the sector for much of the past year -- particularly falling interest rates, manageable supply, and stable demand -- will likely contribute to another successful year for the municipal market and for Seligman Quality Municipal Fund.








                                                                               3
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INVESTMENT RESULTS PER COMMONSHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED JANUARY 31, 2001

                                                        AVERAGE ANNUAL
                                               -------------------------------
                                                                        SINCE
                                   THREE         ONE        FIVE      INCEPTION
                                  MONTHS        YEAR        YEARS     11/29/91
                                  ------        ----        -----     --------
         Market Price**           9.20%        15.42%       4.90%       5.53%
         Net Asset Value**        5.16         17.09        5.92        7.82

PRICE PER SHARE

                          JANUARY 31, 2001   OCTOBER 31, 2000
                          ----------------   ----------------
         Market Price         $12.29              $11.50
         Net Asset Value       14.02               13.62

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED JANUARY 31, 2001

                                     CAPITAL GAIN (LOSS)
                         ------------------------------------------
        DIVIDENDS PAID+      PAID        REALIZED      UNREALIZED
        --------------      ------       --------      ----------
            $0.1852         $0.069        $0.026        $0.744++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at January 31, 2001, was 5.49%, which is equivalent to a taxable yield of 9.09% based on the maximum federal tax rate of 39.6%.

           ----------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  +Preferred Stockholders were paid dividends at annual rates ranging from 3.95% to 5.00%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of January 31, 2001.
--------------------------------------------------------------------------------

4

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PORTFOLIO OF INVESTMENTS (unaudited)                            JANUARY 31, 2001

--------------------------------------------------------------------------------
--------------------------------------------------
                             FACE
RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS
MOODY'S/S&P       MARKET VALUE
--------------------------------------------------------------------------------
--------------------------------------------------
ALABAMA--4.9%             $5,000,000   Jefferson County Sewer Rev. (Capital
Improvement
                                        Warrants), 5.125% due 2/1/2039
 ..........................    Aaa/AAA       $ 4,832,950
ALASKA--6.9%               2,000,000   Alaska Energy Authority Power Rev.
(Bradley Lake
                                        Hydroelectric Project), 6% due 7/1/2021
 .................    Aaa/AAA         2,232,040
                             550,000   Alaska Housing Finance Corporation
(Collateralized
                                        Veterans' Mortgage Program), 6.50% due
7/1/2034 .........    Aaa/AAA           563,618
                           4,000,000   Alaska Housing Finance Corporation
Mortgage
                                        Rev., 6% due 12/1/2040
 ..................................    Aaa/AAA         4,077,160
CALIFORNIA--14.2%          4,000,000   Foothill/Eastern Transportation Corridor
Agency Toll
                                        Road Rev., 5.75% due 1/15/2040
 ..........................   Baa3/BBB-        4,012,440
                           5,000,000   San Diego Public Facilities Financing
Authority Sewer
                                        Rev., 5% due 5/15/2029
 ..................................    Aaa/AAA         4,910,450
                           5,000,000   San Francisco City and County Airports
Commission
                                        Rev., (International Airport), 5.80% due
5/1/2021* ......    Aaa/AAA         5,212,550
HAWAII--1.7%               1,650,000   Hawaii State Airports System Rev., 7% due
7/1/2020* ......    Aaa/AAA         1,704,632
ILLINOIS-- 4.8%            5,000,000   Illinois Educational Facilities Authority
Rev.
                                        (University of Chicago), 5.125% due
7/1/2038 ............    Aa1/AA          4,772,100
KANSAS-- 3.1%              3,000,000   Burlington Pollution Control Rev. (Kansas
Gas and
                                        Electric Company Project), 7% due
6/1/2031 ..............    Aaa/AAA         3,093,900
LOUISIANA--1.0%              855,000   Louisiana Public Facilities Authority
Hospital Rev.
                                        (Southern Baptist Hospitals, Inc.
Project),
                                        8% due 5/15/2012+
 .......................................    NR/AAA          1,030,010
MASSACHUSETTS--7.4%        4,000,000   Massachusetts Health & Educational
Facilities
                                        Authority Rev. (New England Medical
Center),
                                        6.625% due 7/1/2025
 .....................................    Aaa/AAA         4,213,600
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due
11/15/2021 ........    Aaa/AAA         3,142,320
MINNESOTA--0.5%              500,000   Minneapolis-St. Paul Metropolitan
Airports
                                        Commission Rev., 5.75% due 1/1/2032
 .....................    Aaa/AAA           526,620
MISSOURI--3.4%             3,250,000   Missouri Housing Development Commission
Rev.
                                        (Single Family Mortgage), 6.375% due
9/1/2031* ..........     NR/AAA         3,401,580
MONTANA--5.5%              2,220,000   Forsyth Pollution Control Rev. (Puget
Sound
                                        Power & Light Co.), 7.25% due 8/1/2021*
 .................    Aaa/AAA         2,302,162
                           1,620,000   Montana State Board of Investments
Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020+
 ....................................    Aaa/AAA         1,720,796
                             845,000   Montana State Board of Investments
Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020+
 ....................................    Aaa/AAA           897,576
                             535,000   Montana State Board of Investments
Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020+
 ....................................    Aaa/AAA           568,288

---------------
See footnotes on page 6.


                                                                               5
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PORTFOLIO OF INVESTMENTS (unaudited) (continued)                JANUARY 31, 2001

--------------------------------------------------------------------------------
--------------------------------------------------
                             FACE
RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS
MOODY'S/S&P       MARKET VALUE
--------------------------------------------------------------------------------
--------------------------------------------------
NEW YORK--13.2%           $3,000,000   Metropolitan Transportation Authority
Rev.
                                        (Commuter Facilities), 6.10% due
7/1/20260 ..............    Aaa/AAA       $ 3,379,020
                           2,105,000   New York City GOs, 6.25% due 4/15/2027
 ...................     A2/A           2,255,360
                           5,000,000   New York City Municipal Water Finance
Authority
                                        (Water & Sewer System Rev.), 5.75% due
6/15/2026 ........    Aaa/AAA         5,194,200
                           2,125,000   New York State Thruway Authority General
Rev.,
                                        6% due 1/1/20250
 ........................................    Aaa/AAA         2,338,414
PENNSYLVANIA--7.9%         2,500,000   Allegheny County Airport Rev. (Greater
Pittsburgh
                                        International Airport), 6.80% due
1/1/2010* .............    Aaa/AAA         2,609,575
                           5,000,000   Philadelphia Airport Rev., 6.10% due
6/15/2025* ..........    Aaa/AAA         5,244,650
SOUTH CAROLINA--2.3%       2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due 7/1/2021*+
 ....................................    Aaa/AAA         2,324,880
TEXAS--4.6%                1,000,000   Houston Water & Sewer Systems Rev.,
                                        6.125% due 12/1/20150
 ...................................    Aaa/AAA         1,101,720
                           2,000,000   Matagorda County Navigation District No.
1 Pollution
                                        Control Rev. (Central Power and Light
Co. Project),
                                        6.125% due 5/1/2030*
 ....................................    Aaa/AAA         2,106,540
                           1,315,000   Texas State Veterans' Housing Assistance
GOs,
                                        6.80% due 12/1/2023*
 ....................................    Aa1/AA          1,375,700
VIRGINIA--5.7%             2,500,000   Pocahontas Parkway Association Toll Road
Rev.
                                        (Route 895 Connector), 5.50% due
8/15/2028 ..............   Baa3/BBB-        2,078,975
                           3,500,000   Virginia Housing Development Authority
(Multi-
                                        Family Housing), 7% due 11/1/2012
 .......................    Aa1/AA+         3,639,265
WASHINGTON--7.2%           2,000,000   Chelan County Public Utility District No.
001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5.25% due 7/1/2033*
 .....................................    Aaa/AAA         1,941,380
                           5,000,000   King County Sewer GOs, 6.125% due
1/1/2033 ...............    Aaa/AAA         5,239,750
WISCONSIN--4.2%            4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due
11/1/2012 .............    Aaa/AAA         4,145,400

-----------
TOTAL MUNICIPAL BONDS (Cost $94,681,512)--98.5%
 ............................................................        98,189,621
VARIABLE RATE DEMAND NOTES (Cost $600,000)--0.6%
 ...........................................................           600,000
OTHER ASSETS LESS LIABILITIES--0.9%
 ........................................................................
913,353

-----------
NET INVESTMENT ASSETS--100.0%
 ..............................................................................
$99,702,974

===========

--------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Escrowed-to-maturity security.
o Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.


6

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FOR MORE INFORMATION


MANAGER                                 INDEPENDENT AUDITORS
J. & W. Seligman & Co. Incorporated     Deloitte & Touche LLP
100 Park Avenue
New York, NY 10017                      STOCKHOLDER SERVICE AGENT
                                        Seligman Data Corp.
GENERAL COUNSEL                         100 Park Avenue
Sullivan & Cromwell                     New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 874-1092  Stockholder Services
(212) 682-7600  Outside the United States
(800) 622-4597  24-Hour Automated
                Telephone Access
                Service